Filed pursuant to Rule 497(e)
File Nos. 333-86067 and 811-09561

CENTURY CAPITAL MANAGEMENT TRUST
Supplement Dated September 21, 2016
to the Statutory Prospectus and the Statement of Additional Information
of Century Capital Management Trust
Dated February 27, 2016

Disclosure Relating to Century Growth Opportunities Fund (for purposes of this section only, the “Fund”)

Liquidation of the Fund

The Board of Trustees of Century Capital Management Trust (the “Trust”) determined at a meeting of the Board of Trustees of the Trust, held on September 21, 2016, to liquidate and terminate Century Growth Opportunities Fund.

Effective on or about October 21, 2016, (the “Liquidation Date”), the Fund will be liquidated and dissolved.

Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date.  The Fund will waive redemption fees applicable to redemptions effective immediately.

The Fund anticipates making a distribution of any income and/or capital gains of the Fund in connection with its liquidation. These distributions may be taxable.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “Shareholder Information – Purchasing Fund Shares” in the Prospectus.  Shareholders may also exchange their shares of the Fund for shares of the same class of any other series of the Trust that offers the class.

Redemptions of shares (including liquidating redemptions and exchanges) are generally taxable. Shareholders should consult their personal tax adviser concerning their particular tax situations.

Restrictions on New Purchases and Exchanges for Shares of the Fund

Effective as of the close of business on September 21, 2016, shares of the Fund will no longer be available for purchase by current or new investors.

Liquidation of Assets

To prepare for the liquidation of the Fund, it is anticipated that the Fund will depart from its stated investment objective and policies as it prepares to distribute its assets to investors.  It is anticipated that the Fund’s Adviser will increase the portion of the Fund’s assets held in cash and similar investments to prepare for orderly liquidation and to meet anticipated redemption requests.  As a result, the Fund’s portfolio may consist of all or substantially all cash or cash equivalents prior to the planned liquidation date.  This may adversely affect the Fund’s performance.

A shareholder may obtain additional information by contacting Shareholder Services at (800) 303-1928 Monday through Friday 8:00am to 6:00pm EST or by contacting his or her plan sponsor, broker-dealer, or financial institution.

Please retain this Supplement for future reference.